UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026

TPG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 19, 2026 (the “Refinancing Date”), TPG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), completed an approximately $372.0 million refinancing of a term debt securitization (the “2026 Refinancing”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements. The secured notes issued in the 2026 Refinancing and the secured loan borrowed in the 2026 Refinancing were issued and incurred, as applicable, by Twin Brook CLO 2024-1 LLC (the “Issuer”), an indirect, wholly-owned, consolidated subsidiary of the Company, and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the Issuer.

The notes offered in the 2026 Refinancing (the “2026 Notes”) were issued by the Issuer, pursuant to an indenture and security agreement (the “Indenture”), dated as of May 30, 2024 (the “Original Closing Date”), between the Issuer and Computershare Trust Company, N.A., as trustee (in such capacity, the “Trustee”), as amended by a supplemental indenture (the “Supplemental Indenture”), dated as of the Refinancing Date, among the Issuer and the Trustee, and consented to by AGTB Fund Manager, LLC, as collateral manager. The 2026 Notes consist of $113.32 million of AAA(sf) Class A-1-R Senior Secured Floating Rate Notes due 2036, which bear interest at three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.50%; $18.16 million of AAA(sf) Class A-2-R Senior Secured Floating Rate Notes, which bear interest at three-month SOFR plus 1.75%; $27.24 million of AA(sf) Class B-R Senior Secured Floating Rate Notes, which bear interest at three-month SOFR plus 2.05%; $36.32 million of A(sf) Class C-R Secured Deferrable Floating Rate Notes, which bear interest at three-month SOFR plus 2.50%; and $27.24 million of BBB-(sf) Class D-R Secured Deferrable Floating Rate Notes, which bear interest at three-month SOFR plus 3.85%. Twin Brook Capital Funding XXXIII, LLC, a direct subsidiary of the Company, directly retained all of the Class D-R Notes.

The loans offered in the 2026 Refinancing (the “2026 Loans”, together with the 2026 Notes, the “2026 Secured Debt”) were incurred by the Issuer, pursuant to a credit agreement (the “Credit Agreement”), dated as of the Refinancing Date, between the Issuer, the financing institutions from time to time party thereto as lenders and Computershare Trust Company, N.A., as loan agent and as Trustee. The 2026 Loans consist of $150.00 million of AAA(sf) Class A-1L-R Senior Secured Floating Rate Loans, which bear interest at three-month SOFR plus 1.50%. The 2026 Secured Debt is secured by the middle market loans, participation interests in middle market loans and other assets of the Issuer. The 2026 Secured Debt is scheduled to mature on July 20, 2038; however, after August 19, 2027, the 2026 Secured Debt may be redeemed or repaid, as the case may be, by the Issuer, at the direction of AGTB Fund Manager, LLC, the Company’s adviser (the “Collateral Manager”).

The 2026 Notes were privately placed by Morgan Stanley & Co. LLC, as initial purchaser, and KeyBanc Capital Markets Inc., as co-manager. Twin Brook Capital Funding XXXIII, LLC, a wholly-owned subsidiary of the Company (the “Retention Holder”) will continue to act as a retention holder in connection with the 2026 Secured Debt for the purposes of satisfying certain U.S. and European Union/United Kingdom regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the membership interests in the Issuer.

The 2026 Secured Debt is the secured obligation of the Issuer and the Indenture and the Credit Agreement include customary covenants and events of default. The 2026 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Collateral Manager will continue to serve as collateral manager to the Issuer under a collateral management agreement entered into on the Original Closing Date (the “Collateral Management Agreement”). The Collateral Manager is entitled to receive fees for providing these services; however, the Collateral Manager has waived its right to receive such fees but may rescind such waiver at any time.

The foregoing description of the documentation related to the 2026 Refinancing and other arrangements entered into on the Refinancing Date does not purport to be complete and is qualified in its entirety by reference to the underlying agreements, including the Purchase and Placement Agency Agreement, the Supplemental Indenture and the Credit Agreement, attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1
Purchase and Placement Agency Agreement, dated as of August 19, 2026, by and among Twin Brook CLO 2024-1 LLC, Twin Brook Capital Funding XXXIII, LLC, Morgan Stanley & Co. LLC and KeyBanc Capital Markets Inc.

10.2	Supplemental Indenture, dated as of August 19, 2026, by and between Twin Brook CLO 2024-1 LLC, as Issuer and Computershare Trust Company, N.A., as Trustee
10.3
Class A-1L-R Credit Agreement, dated August 19, 2026, by and between Twin Brook CLO 2024-1 LLC, as Borrower, Various Financial Institutions and Other Persons, as Lenders, Computershare Trust Company, N.A., as Loan Agent, and Computershare Trust Company, N.A., as Trustee

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Twin Brook Capital Income Fund

Dated: August 24, 2026	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer